Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Tue Jan 31 2023 15:26:09 GMT-0500 (Eastern Standard Time)

4th Quarter, 2022

October 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.87	18.70	8.20	47.23

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	43.71	33.99	34.69	33.42	54.40	92,903.30	59.5002	50,298.88	47.1743	6,185.37	36.6871	216,922.41	102.1468
CITADEL SECURITIES LLC	36.97	29.11	30.39	29.76	45.13	92,185.30	24.4190	58,378.37	24.0002	9,522.68	21.6992	214,509.18	54.7860
G1 Execution Services, LLC	14.19	26.93	26.02	27.59	0.21	76,926.07	41.1717	48,399.09	37.8659	6,917.71	32.4722	2,020.35	42.6398

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

October 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	22.48	20.56	8.07	48.90

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.59	30.18	30.56	29.88	49.32	763,497.04	13.6809	513,791.62	9.4982	82,394.06	11.6552	1,180,628.49	13.1801
Virtu Americas, LLC	38.61	28.02	27.12	28.42	50.00	433,521.25	18.5104	297,767.07	11.8147	54,167.55	14.5325	751,950.19	15.1990
Jane Street Capital	11.43	20.61	24.00	21.71	0.23	638,741.82	17.1784	418,191.75	11.2408	78,914.94	15.3180	23,754.71	17.5907
G1 Execution Services, LLC	7.09	14.82	12.48	13.88	0.15	260,192.03	14.2474	179,542.89	10.2455	29,902.79	10.8606	11,394.82	14.4821

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

October 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	32.67	46.92	20.39

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	30.92	32.09	29.40	31.79	31.34	869.05	59.3613	8,207,006.05	61.2872	5,036,552.70	66.1698	1,276,385.70	49.8053
Wolverine Execution Services, LLC	20.29	21.38	20.48	19.89	20.88	1,097.45	71.5884	5,063,074.35	58.0818	3,054,865.20	61.3105	940,019.25	47.6469
Dash/IMC Financial Markets	18.05	24.61	19.41	17.00	18.29	740.90	59.1301	5,186,802.85	55.2000	2,667,687.35	57.5486	788,626.95	45.0755
Matrix Executions, LLC / Simplex Trading, LLC	16.96	7.57	16.82	17.65	15.61	170.60	64.8669	4,003,375.85	62.4567	2,232,372.85	67.2472	542,143.65	50.8851
Morgan Stanley & Co., LLC	8.92	9.57	9.01	8.80	9.04	237.15	50.7816	2,392,550.90	57.5224	1,332,014.70	61.0740	438,464.10	46.8963

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In October, for single leg orders, RHS received a per contract rate of $.35, $.50, or $.60 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.75 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.35, $.40, or $.50 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In October, for single leg orders, RHS received a per contract rate of $.35, $.50, or $.60 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.75 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.35, $.40, or $.50 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In October, for single leg orders, RHS received a per contract rate of $.35, $.50, or $.60 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.75 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.35, $.40, or $.50 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Matrix Executions, LLC / Simplex Trading, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In October, for single leg orders, RHS received a per contract rate of $.35, $.50, or $.60 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.75 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.35, $.40, or $.50 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In October, for single leg orders, RHS received a per contract rate of $.35, $.50, or $.60 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.75 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.35, $.40, or $.50 for symbols assigned to one of three special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

November 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.11	18.59	8.44	46.87

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	48.94	40.97	44.04	39.53	57.02	79,195.05	49.4837	54,778.42	45.9832	7,064.72	36.7682	162,296.74	84.0808
CITADEL SECURITIES LLC	34.52	27.67	26.40	29.57	42.46	79,032.25	27.0415	50,066.95	26.2772	7,174.06	20.0339	155,409.27	53.1437

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
G1 Execution Services, LLC	10.84	20.30	19.92	20.88	0.17	54,310.56	42.5945	36,629.31	42.2721	4,995.69	31.7624	1,833.68	44.2030

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

November 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	22.41	20.90	7.79	48.90

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	40.31	31.19	31.73	31.42	49.57	791,913.94	13.0081	553,419.56	8.6022	91,380.31	11.6992	1,242,727.43	11.2734
Virtu Americas, LLC	38.31	27.91	26.60	27.82	49.75	434,896.05	16.8541	307,669.48	10.7839	53,998.79	15.0772	812,685.52	13.5894
Jane Street Capital	11.87	21.48	24.88	22.64	0.20	630,915.58	14.7422	437,832.75	9.4319	81,748.84	12.9427	20,138.73	13.2314

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
G1 Execution Services, LLC	5.94	12.38	10.57	11.46	0.13	243,028.61	11.8550	178,550.60	8.0232	27,063.63	8.7003	9,906.46	10.9857

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

November 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	32.57	47.12	20.30

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.75	34.54	32.49	37.99	35.79	583.60	54.5421	7,772,749.65	54.8880	5,396,543.50	63.5510	1,195,936.40	47.4210

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Dash/IMC Financial Markets	21.46	21.06	22.75	20.78	20.99	368.25	46.1466	4,741,756.55	46.4250	2,749,302.75	52.1261	721,494.55	41.2569
Wolverine Execution Services, LLC	20.24	18.71	21.15	19.70	20.04	543.00	48.7433	4,443,742.75	49.5784	2,836,964.40	54.6222	796,461.10	42.3393
Global Execution Brokers, LP	12.75	14.98	13.79	11.73	13.43	564.80	46.8325	3,693,236.10	44.2233	2,008,909.20	48.4705	574,307.65	39.1416
Morgan Stanley & Co., LLC	9.80	10.70	9.82	9.80	9.75	174.65	54.4081	2,155,095.20	48.4618	1,338,009.50	54.9608	391,552.55	41.7865

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In November, for single leg orders, RHS received a per contract rate of \$.30, \$.40, \$.50, or \$.60 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.75 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of \$.30, \$.40, \$.40, or \$.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.60 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In November, for single leg orders, RHS received a per contract rate of \$.30, \$.40, \$.50, or \$.60 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.75 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of \$.30, \$.40, \$.40, or \$.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.60 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In November, for single leg orders, RHS received a per contract rate of \$.30, \$.40, \$.50, or \$.60 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.75 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of \$.30, \$.40, \$.40, or \$.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.60 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Global Execution Brokers, LP:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In November, for single leg orders, RHS received a per contract rate of \$.30, \$.40, \$.50, or \$.60 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.75 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of \$.30, \$.40, \$.40, or \$.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.60 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Morgan Stanley & Co., LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In November, for single leg orders, RHS received a per contract rate of \$.30, \$.40, \$.50, or \$.60 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.75 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$1.20 for all other symbols. For multi-leg orders, RHS received a per contract rate of \$.30, \$.40, \$.40, or \$.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, \$.60 for other symbols that can be quoted and traded in minimum increments of \$.01, and \$.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

December 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.54	18.60	8.55	47.31

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	52.57	41.60	44.26	39.55	64.12	69,270.55	44.2051	42,046.75	40.1725	5,374.13	30.4826	146,928.37	74.1080
CITADEL SECURITIES LLC	27.30	20.23	18.48	23.14	35.33	55,628.30	24.9516	30,152.73	22.5684	5,103.76	16.7583	110,063.94	50.7677
G1 Execution Services, LLC	14.70	27.57	28.35	26.80	0.20	67,271.58	38.3438	40,043.16	35.4611	5,453.92	28.2680	2,125.07	41.5240

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

December 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.19	20.49	7.55	48.77

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.89	30.60	30.33	30.87	49.72	769,377.56	11.1592	472,427.32	7.6974	74,391.60	10.3189	1,160,616.07	9.2440
Virtu Americas, LLC	37.51	26.50	25.47	26.61	49.50	459,064.71	13.5960	287,245.00	9.2908	53,948.03	13.5816	840,471.03	10.4060
Jane Street Capital	12.60	22.75	26.57	23.49	0.22	667,520.20	11.9791	416,916.93	7.7700	78,032.92	11.6125	22,346.33	12.3982
G1 Execution Services, LLC	5.93	12.39	10.38	11.41	0.13	232,977.48	8.8604	147,358.18	6.2929	24,002.99	7.9207	9,516.97	7.7557

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

December 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.03	33.76	45.29	20.92

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Dash/IMC Financial Markets	34.34	33.46	34.23	35.49	32.04	1,667.30	66.6653	5,624,373.33	48.1923	3,321,390.72	54.6381	880,146.43	43.3296
CITADEL SECURITIES LLC	26.81	24.56	23.75	28.36	28.42	1,300.45	53.7376	5,953,255.20	50.2135	3,698,433.90	58.2311	998,153.72	45.2755
Wolverine Execution Services, LLC	18.69	23.61	21.35	16.71	18.68	453.10	47.4450	3,615,732.00	43.2297	2,011,009.25	46.3438	762,606.33	39.9237
Global Execution Brokers, LP	11.00	10.65	11.56	10.29	11.61	602.25	42.6523	3,100,273.37	42.4684	1,531,364.30	46.2356	545,813.45	38.8698
Morgan Stanley & Co., LLC	9.16	7.72	9.11	9.15	9.24	234.30	57.0073	1,864,819.77	45.9396	1,083,962.35	51.8563	379,220.55	41.2563

Material Aspects:

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In December, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In December, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In December, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Global Execution Brokers, LP:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In December, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In December, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. There may be a potential tradeoff between the payments received by RHS and execution quality insofar as any payments made to RHS are not provided to customers in the form of price improvement.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/